SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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Vera Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

VERA THERAPEUTICS, INC.

2022 Annual Meeting
Vote by May 23, 2022
11:59 PM ET

VERA THERAPEUTICS, INC.
8000 MARINA BOULEVARD, SUITE 120
BRISBANE, CALIFORNIA 94005

D79621-P71213

You invested in VERA THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2022 Annual Meeting. **This is an important notice regarding the availability of proxy material for the 2022 Annual Meeting to be held on May 24, 2022.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 24, 2022
10:30 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/VERA2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Marshall Fordyce, M.D. 02) Beth Seidenberg, M.D. 03) Kimball Hall	For
2. To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.	For

NOTE: To conduct any other business properly brought before the meeting.

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D79622-P71213